UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2013

TRANS-LUX CORPORATION

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(Exact name of registrant as specified in its charter)

Delaware                                       1-2257                        13-1394750

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(State or other jurisdiction        (Commission                (I.R.S. Employer

of incorporation)                          File Number)             Identification No.)

950 Third Avenue, Suite 2804, New York, New York 10022

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(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (203) 853-4321

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07

Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Trans-Lux Corporation was held on October 2, 2013 for the following purposes:  to vote upon (1) (a) an advisory resolution on executive compensation and (b) an advisory resolution on the frequency of future advisory votes on executive compensation; (2) the granting of certain warrants to the following members of the Board of Directors of the Corporation: (a) George Schiele, (b) Salvatore Zizza and (c) Jean Firstenberg; (3) the approval of certain amendments to our amended and restated certificate of incorporation granting our board the discretion to (a) effect a reverse stock split by a ratio of up to 1-for-1,000, with the exact ratio to be determined by our Board of Directors in its sole discretion, followed by a forward stock split by a ratio of up to 50-for-1, with the exact ratio to be determined by our Board of Directors in its sole discretion, and (b) reduce the Company’s authorized Common Stock; implementation of this proposal no. 3(b) is conditioned upon the approval of proposal no. 3(a); if proposal no. 3(a) is not approved, then proposal no. 3(b) will not be implemented; (4) the election of three directors to serve for a term of two or three years (as noted below), or until their respective successors shall have been duly elected and qualified, namely (a) Jean Firstenberg, (b) Alan K. Greene, and (c) Alberto Shaio; (5) the ratification of the appointment of BDO USA, LLP, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and (6) to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

The recommendation to approve an advisory resolution on executive compensation was approved, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
12,732,584	27,224	15,095	5,951,613

The recommendation to approve an advisory resolution on the frequency of future advisory votes on executive compensation was approved for every three years, based upon the following voting results:

3 Years	2 Years	1 Year	Abstain	Broker Non-Vote
11,089,174	81,661	1,003,810	600,258	5,951,613

The recommendation to approve the granting of certain warrants to George Schiele was approved, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
12,652,714	99,947	22,242	5,951,613

The recommendation to approve the granting of certain warrants to Salvatore Zizza was approved, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
12,652,714	99,947	22,242	5,951,613

The recommendation to approve the granting of certain warrants to Jean Firstenberg was approved, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
12,661,017	91,644	22,242	5,951,613

The recommendation to approve certain amendments to our amended and restated certificate of incorporation granting our board the discretion to (a) effect a reverse stock split by a ratio of up to 1-for-1,000, with the exact ratio to be determined by our Board of Directors in its sole discretion, followed by a forward stock split by a ratio of up to 50-for-

1, with the exact ratio to be determined by our Board of Directors in its sole discretion, was approved, based upon the following voting results:

For	Against	Abstain
17,825,177	809,756	91,583

The recommendation to approve certain amendments to our amended and restated certificate of incorporation granting our board the discretion to reduce the Company’s authorized Common Stock (implementation of this proposal no. 3(b) is conditioned upon the approval of proposal no. 3(a); if proposal no. 3(a) is not approved, then proposal no. 3(b) will not be implemented), was approved, based upon the following voting results:

For	Against	Abstain
17,910,810	724,661	91,045

Jean Firstenberg, the nominee for Class B director for a three-year term as listed in the proxy statement, was elected as follows, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
12,669,260	100,333	5,310	5,951,613

Alan K. Greene, the nominee for Class B director for a three-year term as listed in the proxy statement, was elected as follows, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
12,735,704	30,542	8,657	5,951,613

Alberto Shaio, the nominee for Class C director for a two-year term as listed in the proxy statement, was elected as follows, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
12,660,826	105,420	8,657	5,951,613

The following directors are continuing their respective terms as directors:

Term expires upon election of successor at 2014 Annual Meeting of Shareholders:

Jean-Marc Allain

Marco Elser

George W. Schiele

Term expires upon election of successor at 2015 Annual Meeting of Shareholders:

Salvatore J. Zizza

Mr. Elliot Sloyer has retired from the Board of Directors, as of the expiration of his term on October 2, 2013.

The recommendation to ratify the appointment of BDO USA, LLP, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2013, was approved, based upon the following voting results:

For	Against	Abstain
18,617,144	96,347	13,025

No other business properly came before the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

by:   /s/ Todd Dupee

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Todd Dupee

Vice President

and Chief Financial Officer

by:   /s/ Jay Forlenzo

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Jay Forlenzo

Vice President and Controller

Dated:  October 7, 2013